DELHAIZE AMERICA, INC.

                  2000 STOCK INCENTIVE PLAN

                 (As Adopted March 27, 2000)




                   DELHAIZE AMERICA, INC.

                  2000 STOCK INCENTIVE PLAN


1.   Purpose.

           The purpose of this Plan is to provide an incentive to the employees, individuals who have accepted an offer of employment, officers, consultants and eligible directors of Delhaize America, Inc., a North Carolina corporation (the "Company"), and thereby encourage them to devote their abilities and industry to the success of the Company's business enterprise. It is intended that this purpose be achieved by extending to employees, individuals who have accepted an offer of employment, officers, consultants and directors of the Company and its Subsidiaries an added long-term incentive for high levels of performance and unusual efforts through the grant of Incentive Stock Options, Nonqualified Stock Options and Restricted Stock (as each term is herein defined).

2.   Definitions.

          For purposes of the Plan:

  2.1.  "Agreement" means the written agreement between  the
Company  and an Optionee or Grantee evidencing the grant  of
an   Option  or  Award  and  setting  forth  the  terms  and
conditions thereof.

  2.2. "Award" means a grant of Restricted Stock.

  2.3. "Board" means the Board of Directors of the Company.

  2.4. "Change in Capitalization" means any increase or reduction in the number of Shares, or any change (including, but not limited to, a change in value) in the Shares or exchange of Shares for a different number or kind of shares or other securities of the Company or another corporation, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, reincorporation, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise.

  2.5. "Code" means the Internal Revenue Code of 1986, as amended.

  2.6.  "Committee"  means the committee,  as  described  in
Section 3.1, appointed by the Board from time to time to administer the Plan and to perform the functions set forth herein.

  2.7. "Company" means Delhaize America, Inc.

  2.8. "Director" means a director of the Company.

  2.9. "Disability" means:

          (a) in the case of an Optionee or Grantee whose employment with the Company or a Subsidiary is subject to the terms of an employment agreement between such Optionee or Grantee and the Company or Subsidiary, which employment agreement includes a definition of "Disability," the term "Disability" as used in this Plan or any Agreement shall have the meaning set forth in such employment agreement during the period that such employment agreement remains in effect; and

          (b) in all other cases, the term "Disability" as used in this Plan or any Agreement shall mean a physical or mental infirmity which impairs the Optionee's or Grantee's ability to perform substantially his or her duties for a period of one hundred eighty (180) consecutive days.

  2.10. "Division" means any of the operating units or divisions of the Company designated as a Division by the Committee.

  2.11. "EBITDA" means earnings before interest, taxes, depreciation and amortization.

  2.12. "Eligible Director" means a director of the Company who is not an employee of the Company or any Subsidiary.

  2.13. "Eligible Individual" means any director (other than an Eligible Director), officer, employee of the Company or a Subsidiary or individual who has accepted an offer of employment from the Company or a Subsidiary, or any consultant of the Company or a Subsidiary, designated by the Committee as eligible to receive Options or Awards subject to the conditions set forth herein.

  2.14. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

  2.15. "Fair Market Value" on any date means the closing sales price of the Shares on such date on the principal national securities exchange on which such Shares are listed or admitted to trading, or, if such Shares are not so listed or admitted to trading, the average of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System or such other market in which such prices are regularly quoted, or, if there have been no published bid or asked quotations with respect to Shares on such date, the Fair Market Value shall be the value established by the Board in good faith and, in the case of an Incentive Stock Option, in accordance with Section 422 of the Code.

  2.16. "Grantee" means a person to whom an Award has been granted under the Plan.

  2.17.       "Incentive  Stock  Option"  means  an   Option
satisfying the requirements of Section 422 of the Code and designated by the Committee as an Incentive Stock Option.

  2.18. "Nonemployee Director" means a director of the Company who is a "nonemployee director" within the meaning of Rule 16b-3 promulgated under the Exchange Act.

  2.19. "Nonqualified Stock Option" means an Option that is not an Incentive Stock Option.

  2.20.     "Option" means a Nonqualified Stock Option or an
Incentive Stock Option or either or both of them.

  2.21. "Optionee" means a person to whom an Option has been granted under the Plan.

  2.22.     "Outside Director" means a director of the Company
who  is  an "outside director" within the meaning of Section
162(m)   of   the  Code  and  the  regulations   promulgated
thereunder.

  2.23. "Parent" means any corporation that is a parent corporation (within the meaning of Section 424(e) of the Code) with respect to the Company.

  2.24. "Performance Cycle" means the time period specified by the Committee at the time a performance-based
Award is granted during which the performance of the Company, a Subsidiary or a Division will be measured.

  2.25. "Performance Objectives" has the meaning set forth in Section 6.4(b) hereof.

  2.26.       "Plan" means the Delhaize America,  Inc.  2000
Stock Incentive Plan, as amended and restated from time to time.

  2.27. "Reload Option" means an Option that may be granted when an Optionee pays all or a portion of the purchase price and withholding taxes of an Option with previously owned Shares.

  2.28.      "Restricted  Stock"  means  Shares  issued   or
transferred to an Eligible Individual or Eligible Director pursuant to Section 6 hereof.

  2.29.     "Shares" means the Class A common stock, par value
$0.50 per share, of the Company.

  2.30. "Subsidiary" means any corporation that is a subsidiary corporation (within the meaning of Section 424(f) of the Code) with respect to the Company, including any limited liability company that is disregarded for Federal tax purposes or treated as a corporate subsidiary under the Code.

  2.31. "Ten-Percent Stockholder" means an Eligible Individual, who, at the time an Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or of a Parent or a Subsidiary.

3.   Administration.

  3.1. The authority to control and manage the operation and administration of the Plan shall be vested in the Committee, which shall hold meetings at such times as may be necessary for the proper administration of the Plan. The Committee shall keep minutes of its meetings. A quorum shall consist of a majority of the members of the Committee, and a majority of a quorum may authorize any action. The foregoing notwithstanding, with respect to Options or Awards that: (i) are intended to qualify as "performance-based" under Section 162(m) of the Code, and/or (ii) are granted to individuals who qualify as "insiders" under Section 16 of the Exchange Act, (A) any Committee members who do not qualify as "Outside Directors" and/or "Nonemployee Directors," as the case may be, shall have no authority to act and shall automatically be recused from any action with respect to Options or Awards, and (B) the remaining qualifying directors shall be authorized to act independently without further approval. No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Plan or any transaction hereunder, except for liability arising from his or her own willful misfeasance, gross negligence or reckless disregard of his or her duties. The Company hereby agrees to indemnify each member of the Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiating for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering this Plan or in authorizing or denying authorization to any transaction hereunder. Notwithstanding the foregoing, if the Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee; provided, however, that if any members of the Board do not qualify as Outside Directors, only the Committee appointed above may grant Options or Awards that are intended to be performance-based under Section 162(m).

  3.2. Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time to:

          (a) determine those Eligible Individuals and Eligible Directors to whom Options shall be granted under the Plan and the number of such Options to be granted and to prescribe the terms and conditions (which need not be identical) of each such Option, including the purchase price per Share subject to each Option, and make any amendment or modification to any Option Agreement consistent with the terms of the Plan;

          (b) select those Eligible Individuals and Eligible Directors to whom Awards shall be granted under the Plan and determine the number of Shares to be granted pursuant thereto, determine the terms and conditions of each Award including the restrictions or Performance Objectives relating to Shares, and to make any amendment or modification to any Agreement consistent with the terms of the Plan;

          (c) construe and interpret the Plan, Options and Awards granted hereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable so that the Plan complies with applicable law including Rule 16b-3 under the Exchange Act and the Code to the extent applicable, and otherwise to make the Plan fully effective. All decisions and determinations by the Committee in good faith in the exercise of this power shall be final, binding and conclusive upon the Company, its Subsidiaries, the Optionees and Grantees, and all other persons having any interest therein;

          (d) determine the duration and purposes for leaves of absence which may be granted to an Optionee or Grantee on an individual basis without constituting a termination of employment or service for purposes of the Plan;

          (e) exercise its discretion with respect to the powers and rights granted to it as set forth in the Plan;

          (f) except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may allocate all or any part of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, which allocation or delegation may be revoked by the Committee at any time; and

          (g) generally, to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

4.   Stock Subject to the Plan.

  4.1. The Shares subject to Options and Awards that shall be reserved for the purposes of the Plan, shall be from the Company's authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each, such
number  of  Shares as shall be determined by the Board.   An
aggregate of 8,000,000 Shares may be issued or transferred pursuant to this Plan plus the number of Shares that have not been awarded under the 1996 Employee Stock Incentive Plan of Food Lion, Inc. (the "1996 Plan") as of the Effective Date (including those that may be forfeited or cancelled under the 1996 Plan after the effective date of this Plan).

     No  employee  shall  be granted in  any  calendar  year
Options to purchase more than 400,000 Common Shares.

     No Eligible Individual may be awarded more than 150,000
Shares  of  Restricted  Stock  that  are  intended   to   be
performance-based compensation in any calendar year.

     No more than 8,000,000 Shares shall be granted pursuant to Options intended to be Incentive Stock Options.

     In the event of a Change in Capitalization, the Board or Committee shall conclusively determine the appropriate adjustments, if any, to (i) the maximum number of Shares with respect to which Options and Awards may be granted,
(ii) the maximum number of Shares or other stock or securities with respect to which Options or Awards may be granted in any calendar year, (iii) the maximum number of Shares which may be granted pursuant to Incentive Stock Options, (iv) the number of Shares or other stock or securities which are subject to outstanding Options or Awards and the purchase price therefor, if applicable, and
(v) the Performance Objectives.

     In connection with the grant of an Option or an Award, the number of Shares available for grant under the Plan shall be reduced by the number of Shares in respect of which the Option or Award is granted.


  4.2. Whenever any outstanding Option or Award or portion thereof expires, is canceled or is otherwise terminated for any reason without having been exercised or without payment having been made in respect of the entire Option or Award, the Shares allocable to the expired, canceled or otherwise terminated portion of the Option or Award may again be the subject of Options or Awards granted hereunder.

  4.3. Whenever any portion of an Option under this Plan or the 1996 Plan is paid for with previously held Shares (by either actual delivery or attestation), only the difference between (i) the number of Shares issued upon exercise and
(ii) the number of Shares transferred in payment of the purchase price shall be counted for purposes of determining the maximum number of Shares available for grant under the Plan.

5.   Option Grants.

  5.1. Authority of Committee. Subject to the provisions of the Plan, the Committee, or the persons to whom authority has been delegated under Paragraph (f) of Section 3.2 hereof, shall have full and final authority to select those Eligible Individuals and Eligible Directors who will receive Options, and the terms and conditions that shall be set forth in the applicable Agreements. Some terms and conditions that may, but are not required to be included are: a provision allowing the issuance of a Reload Option and a provision providing acceleration of exercisability under certain conditions as may be determined by the Committee. Other terms and conditions not inconsistent with this Plan may be included in Agreements in the discretion of the Committee.

  5.2. Purchase Price. The purchase price or the manner in which the purchase price is to be determined for Shares under each Option shall be determined by the Committee and set forth in the Agreement; provided, however, that the purchase price per Share under each Incentive Stock Option shall not be less than 100% of the Fair Market Value of a Share on the date the Option is granted (110% in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder).

  5.3. Maximum Duration. Options granted hereunder shall be for such term as the Committee shall determine, provided that an Incentive Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder) and a Nonqualified Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted. The Committee may, subsequent to the granting of any Option, extend the term thereof, but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

  5.4. Vesting. Each Option shall become exercisable in such installments (which need not be equal) and at such times as may be designated by the Committee and set forth in the Agreement. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date
the  Option  expires.   The  Committee  may  accelerate  the
exercisability of any Option or portion thereof at any time.

  5.5. Modification. No modification of an Option shall adversely alter or impair any rights or obligations under the Option without the Optionee's consent.

  5.6. Non-Transferability. Unless set forth in the Agreement evidencing the Option (other than an Incentive Stock Option) at the time of grant or at any time thereafter, an Option granted hereunder shall not be transferable by the Optionee to whom granted except by will or the laws of descent and distribution or pursuant to a domestic relations order (within the meaning of Rule 16a-12 promulgated under the Exchange Act), and an Option may be exercised during the lifetime of such Optionee only by the Optionee or his or her guardian or legal representative. The terms of such Option
shall   be   final,   binding  and   conclusive   upon   the
beneficiaries,   executors,   administrators,   heirs    and
successors of the Optionee.

  5.7. Method of Exercise. The exercise of an Option shall be made only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares to be purchased and accompanied by payment therefor and otherwise in accordance with the Agreement pursuant to which the
Option  was  granted.   The purchase price  for  any  Shares
purchased pursuant to the exercise of an Option shall be paid, as determined by the Committee in its discretion, in either of the following forms (or any combination thereof):
(i) cash or (ii) the transfer or attestation of Shares that have been held at least six months to the Company upon such
terms  and  conditions as determined by the  Committee.   In
addition, Options may be exercised through a registered broker-dealer pursuant to such cashless exercise procedures (other than Share withholding) which are, from time to time, deemed acceptable by the Committee, and the Committee may authorize that the purchase price payable upon exercise of an Option may be paid by having Shares withheld that otherwise would be acquired upon such exercise. Any Shares transferred to the Company (or withheld upon exercise) as payment of the purchase price under an Option shall be valued at their Fair Market Value on the date of exercise of such Option. The value of the number of Shares that may be withheld for the payment of taxes may not be in excess of
the  minimum  withholding requirements.   At  the  Company's
request, the Optionee shall deliver the Agreement evidencing the Option to the Secretary of the Company who shall endorse
thereon  a  notation  of  such  exercise  and  return   such
Agreement to the Optionee. No fractional Shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded to the nearest number of whole Shares. The Committee, in its discretion, may also permit simultaneous sale of Shares upon exercise through a broker-dealer.

  5.8. Rights of Optionees. Optionee shall not be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (i) the Option shall have been exercised pursuant to the terms thereof, (ii) the Company shall have issued and delivered Shares to the Optionee, and
(iii)  the  Optionee's name shall have  been  entered  as  a
stockholder   of  record  on  the  books  of  the   Company.
Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares, subject to such terms and conditions as may be set forth in the applicable Agreement.

6.   Restricted Stock.

  6.1. Grant. The Committee may grant Awards to Eligible Individuals and Eligible Directors, which shall be evidenced by an Agreement between the Company and the Grantee. Each Agreement shall contain such restrictions, terms and conditions as the Committee may, in its discretion, determine and (without limiting the generality of the foregoing) such Agreements may require that an appropriate legend be placed on Share certificates. Awards shall be subject to the terms and provisions set forth below in this
Section 6.

  6.2. Rights of Grantee. Shares of Restricted Stock granted pursuant hereunder shall be recorded in the name of the Grantee as soon as reasonably practicable after the Award is granted provided that the Grantee has executed an Agreement evidencing the Award and any other documents which the Committee may require as a condition to the issuance of such
Shares.   If  a Grantee shall fail to execute the  Agreement
evidencing an Award or any other documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. Unless the Committee determines otherwise and as set forth in the Agreement, the Grantee shall have no rights of a stockholder with respect to such Shares, including no right to vote the Shares or receive dividends or other distributions with respect to the Shares, until the restrictions with respect to such Shares shall have lapsed in the manner set forth in Section 6.4.

  6.3. Non-transferability. Until all restrictions upon the Shares of Restricted Stock awarded to a Grantee shall have lapsed in the manner set forth in Section 6.4, such Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee.

  6.4. Lapse of Restrictions.

          (a) Generally. Restrictions upon Shares of Restricted Stock awarded hereunder shall lapse at such time or times and on such terms and conditions as the Committee may determine. The Agreement evidencing the
     Award shall set forth any such restrictions. The Board may accelerate the lapse of all or a portion of the restrictions on an Award at any time.

          (b) Performance Objectives. If the Committee has determined that the restrictions on Shares of
     Restricted Stock awarded shall only lapse in accordance with Performance Objectives, the Performance Objectives may be expressed in terms of
     (i) earnings per Share, (ii) Share price, (iii) pre-tax profits, (iv) net earnings, (v) return on equity or assets, (vi) revenues, (vii) EBITDA, (viii) market share or market penetration or (ix) any combination of the foregoing. Performance Objectives may be in respect of the performance of the Company and its Subsidiaries (which may be on a consolidated basis), a Subsidiary or a Division. Performance Objectives may be absolute or relative and may be expressed in terms of a progression within a specified range. The Performance Objectives with respect to a Performance Cycle shall be established in writing by the Committee by the earlier of (i) the date on which a quarter of the Performance Cycle has elapsed or (ii) the date which is ninety (90) days after the commencement of the Performance Cycle, and in any event while the performance relating to the Performance Objectives remain substantially uncertain. At the time of grant of a performance-base Award, and to the extent permitted under Section 162(m) of the Code and the regulations thereunder, the Committee may provide for the manner in which the Performance Objectives will be measured to reflect the impact of specified corporate transactions, extraordinary events, accounting changes and other similar events. Prior to the vesting, payment, settlement or lapsing of any restrictions with respect to any Award that is intended to be performance-based compensation, made to a Grantee who is subject to Section 162(m) of the Code, the Committee shall certify in writing that the applicable Performance Objectives have been satisfied.

  6.5. Delivery of Shares. Upon the lapse of the restrictions on Shares of Restricted Stock, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.

7.   Effect of a Termination of Employment.

          The Agreement evidencing the grant of each Option and each Award shall set forth the terms and conditions applicable to such Option or Award upon a termination or change in the status of the employment of the Optionee or Grantee by the Company, a Subsidiary or a Division which shall be as the Committee may, in its discretion, determine at the time the Option or Award is granted or thereafter.

8.   Adjustment Upon Changes in Capitalization.

  8.1. Adjustments to Incentive Stock Options. Any adjustment that may be made pursuant to Section 4.1 hereof in the Shares or other stock or securities subject to outstanding Incentive Stock Options upon a Change in Capitalization, (including any adjustments in the purchase price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code.

  8.2. Terms of Adjusted Options and Awards. If, by reason of a Change in Capitalization, a Grantee of an Award shall be entitled to, or an Optionee shall be entitled to exercise an Option with respect to, new, additional or different shares of stock or securities, such new, additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Shares subject to the Award or Option, as the case may be, prior to such Change in Capitalization.

9.   Effect of Certain Transactions.

          Except as otherwise provided in an Agreement, in the event of (i) the liquidation or dissolution of the Company or (ii) a merger or consolidation of the Company (a "Transaction"), the Plan and the Options and Awards issued hereunder shall continue in effect in accordance with their respective terms, except that following a Transaction each Optionee and Grantee shall be entitled to receive in respect of each Share subject to any outstanding Options or Awards, as the case may be, upon exercise of any Option or payment or transfer in respect of any Award, the same number and kind of stock, securities, cash, property or other consideration that each holder of a Share was entitled to receive in the Transaction in respect of a Share; provided, however, that such stock, securities, cash, property or other consideration shall remain subject to all of the conditions, restrictions and performance criteria which were applicable to the Options and Awards prior to such Transaction.

10.  Interpretation.

  10.1. Rule 16b-3. The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act, and the Committee shall interpret and administer the provisions of the Plan or any Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

  10.2. Section 162(m). Unless otherwise expressly stated in the relevant Agreement, each Option and Award subject to Performance Objectives granted to an Eligible Individual who may be a "covered employee" under Section 162(m) of the Code is intended to be performance-based compensation within the meaning of Section 162(m)(4)(C) of the Code. The Committee shall not be entitled to exercise any discretion otherwise authorized hereunder with respect to any such Options or Awards if the ability to exercise such discretion or the
exercise   of  such  discretion  itself  would   cause   the
compensation attributable to such Options or Awards to fail to qualify as performance-based compensation.

11.  Termination and Amendment of the Plan.

          The Plan shall terminate on the day preceding the tenth anniversary of the date of its adoption by the Board and no Option or Award may be granted thereafter. The Board may sooner terminate the Plan and the Board may at any time and from time to time amend, modify or suspend the Plan; provided, however, that: (a) no such amendment, modification, suspension or termination shall impair or adversely alter any Options or Awards theretofore granted under the Plan, except with the consent of the Optionee or Grantee, nor shall any amendment, modification, suspension or termination deprive any Optionee or Grantee of any Shares which he or she may have acquired through or as a result of the Plan; and (b) to the extent necessary under applicable law, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law.

12.  Non-Exclusivity of the Plan.

          The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

13.  Limitation of Liability.

          As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

                    (i)   give  any person any right  to  be
               granted an Option or Award other than at the sole discretion of the Committee;

                    (ii)   give   any  person   any   rights
               whatsoever with respect to Shares except as specifically provided in the Plan;

                    (iii)     limit in any way the right  of
               the Company or any Subsidiary to terminate the employment of any person at any time; or

                    (iv)  be  evidence of any  agreement  or
               understanding, expressed or implied, that the Company will employ any person at any particular rate of compensation or for any particular period of time.

14.  Regulations and Other Approvals; Governing Law.

  14.1. Except as to matters of federal law, the Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of North Carolina without giving effect to conflicts of laws principles thereof.

  14.2. The obligation of the Company to sell or deliver Shares with respect to Options and Awards granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

  14.3. The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority, or to obtain for Eligible Individuals granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

  14.4. Each Option and Award is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or Award or the issuance of Shares, no Options or Awards shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

  14.5. Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended (the "Securities Act"), and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act and Rule 144 or other
regulations  thereunder.   The  Committee  may  require  any
individual receiving Shares pursuant to an Option or Award granted under the Plan, as a condition precedent to receipt of such Shares, to represent and warrant to the Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under said Act or pursuant to an exemption applicable under the Securities Act or the
rules   and   regulations   promulgated   thereunder.    The
certificates  evidencing  any  of  such  Shares   shall   be
appropriately amended to reflect their status as restricted securities as aforesaid.

15.  Miscellaneous.

  15.1. Multiple Agreements. The terms of each Option or Award may differ from other Options or Awards granted under
the  Plan  at  the  same time, or at some other  time.   The
Committee may also grant more than one Option or Award to a given Eligible Individual or Eligible Director during the term of the Plan, either in addition to, or in substitution for, one or more Options or Awards previously granted to that Eligible Individual or Eligible Director.

  15.2.     Withholding of Taxes.

          (a) At such times as an Optionee or Grantee recognizes taxable income in connection with the receipt of Shares or cash hereunder (a "Taxable
     Event"), the Optionee or Grantee shall pay to the Company an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld by the Company in connection with the Taxable Event (the "Withholding Taxes") prior to the issuance of such Shares or the payment  of  such  cash.  The Company  shall  have  the
     right to deduct from any payment of cash to an Optionee or Grantee an amount equal to the Withholding Taxes in satisfaction of the obligation to pay Withholding Taxes. In satisfaction of the obligation to pay Withholding Taxes to the Company, the Optionee or Grantee may make a written election (the "Tax Election"), which may be accepted or rejected in the discretion of the Committee, to have withheld a portion of the Shares then issuable to him or her having an aggregate Fair Market Value equal to the Withholding Taxes.

          (b) If an Optionee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Optionee pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such Share or Shares to the Optionee pursuant to such exercise, the Optionee shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

  15.3. Effective Date. The effective date of this Plan (the "Effective Date") shall be March 27, 2000 subject only to the approval by the affirmative vote of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting of stockholders duly held in accordance with the applicable laws of the State of North Carolina within twelve (12) months of the adoption of the Plan by the Board.